SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                                            November 6, 2014
MERIDIAN BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-14902	31-0888197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3471 River Hills Drive, Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code  (513) 271-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                          Results of Operations and Financial Condition.

On November 6, 2014, the Company issued a press release announcing its financial results for the fiscal quarter and fiscal year ended September 30, 2014.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01                          Financial Statements and Exhibits.

(d)            Exhibits
99.1            Press Release dated November 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 7, 2014	MERIDIAN BIOSCIENCE, INC. By: /s/ Melissa A. Lueke Melissa A. Lueke Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)